Exhibit 99.1
NANOSTRING TAKES STEPS TO RESTRUCTURE ITS BUSINESS AND PROTECT ITS MISSION TO
MAP THE UNIVERSE OF BIOLOGY
Initiates Voluntary Chapter 11 Restructuring Proceedings with Additional $40 Million in Financing
Secured from Existing Noteholders to Facilitate Process
Continuing to Serve Life Sciences Researchers Worldwide
Seattle, February 4, 2024 – (BUSINESS WIRE) -- NanoString Technologies, Inc. (NASDAQ:NSTG) (“NanoString” or “the Company”), a leading provider of life science tools for discovery and translational research, today announced that steps are being taken to protect its business, customers, employees and its mission to “Map the Universe of Biology.” With support from key creditors, NanoString and certain of its subsidiaries have voluntarily initiated a chapter 11 restructuring proceeding in the United States Bankruptcy Court for the District of Delaware. Coincident with this proceeding, NanoString is exploring strategic alternatives in support of the Company’s mission and for the benefit of its stakeholders, including the potential sale of the company or product lines.
“The unexpected outcome of the November GeoMx patent litigation trial in Delaware and the unusually large magnitude of the damages awarded by the jury have forced us to take proactive steps to protect our stakeholders, customers and employees,” said Brad Gray, President and CEO of NanoString. “NanoString has powerful product platforms, strong relationships with our customers throughout the scientific community, an enviable workforce, and conviction in the integrity of our innovation process. We believe chapter 11 protection will provide us with the necessary breathing room to continue to serve our customers while we address our litigation and the related financial challenges.”
Patent Litigation with Competitor Seeking to Control Life Science Research
Patent litigation is common among companies operating in life sciences and is sometimes initiated for the purpose of minimizing or eliminating competition unfairly. NanoString is currently the primary target of an extensive litigation campaign being conducted by 10x Genomics, Inc. (10x). Since May 2021, 10x has brought multiple infringement lawsuits against NanoString in the United States and the European Union, with respect to NanoString’s GeoMx® Digital Spatial Profiler (DSP) and CosMx™ Spatial Molecular Imager (SMI) product lines. 10x is engaging in its litigation campaign with the apparent goal of shrinking the competitive landscape for different spatial biology platforms to the detriment of the public good. In one case, 10x acquired patents from a defunct company for the apparent purpose of generating litigation with NanoString. In another case, the court granted NanoString’s motion to add counterclaims for antitrust and unfair competition violations, as well as the affirmative defense of “unclean hands” by the plaintiffs.
NanoString is confident in the fidelity of its innovation and product development process, and believes it has strong legal defenses and counterclaims and that the GeoMx DSP and CosMx SMI offer unique propositions to the scientific community. Nonetheless, the Company has faced unfavorable initial rulings that have impacted its business trajectory and financial position. While the Company believes that it has strong grounds for appeals, these initial litigation outcomes, including the cost burdens associated with continued engagement in extensive litigation with a large well-funded competitor, have siphoned resources from innovation and customer support activities and placed a significant strain on the Company’s business and financial resources.
Restructuring Process Provides Safe Haven and Cash Infusion
As a result of the combined near-term impact of these litigation proceedings, today, NanoString elected to commence a court-supervised restructuring process. This process importantly allows the Company to:
•Continue to operate its business, support its workforce, and serve its customers, including customers that either own or are considering the purchase of an nCounter®, GeoMx DSP or CosMx SMI system.
•Stay all ongoing patent litigation against the Company worldwide.
•Explore strategic alternatives including a potential sale of all or part of the Company’s business to new owners who will continue the Company’s mission. The Company has received and is currently evaluating multiple preliminary indications of interest as part of this process.
In connection with this process, NanoString has reached an agreement in principle with certain of our incumbent lenders to provide us with at least $40 million in new capital in the form of Debtor in Possession (DIP) financing. Upon approval of the Bankruptcy Court, this financing facility is expected to provide sufficient liquidity to operate the Company’s business during the pendency of the cases.
NanoString to Continue to Serve Researchers Worldwide
NanoString will continue to serve researchers across its installed base of over 1,500 nCounter, GeoMx DSP, and CosMx SMI platforms. NanoString’s current management team, Board of Directors and employees will continue to operate the business and serve customers following the filing.
As part of the restructuring process, the Company will file customary “First Day” motions to allow it to maintain normal operations. NanoString expects and intends to pay vendors under customary terms for goods and services received on or after the filing date, and to pay its employees in the usual manner and to continue their primary benefits without disruption.
Additional Information About the Court-Supervised Restructuring Process
Additional information regarding the Company’s court-supervised process, including court filings and other information, is available on a separate website administrated by the Company’s claims agent, Kroll, at https://cases.ra.kroll.com/NanoString.
The Company is represented by Willkie Farr & Gallagher LLP as counsel, AlixPartners LLP as restructuring advisor and Perella Weinberg Partners L.P. as restructuring investment banker.
About NanoString
NanoString Technologies, a leader in spatial biology, offers an ecosystem of innovative discovery and translational research solutions, empowering our customers to map the universe of biology. The GeoMx® Digital Spatial Profiler is a flexible and consistent solution combining the power of whole tissue imaging with gene expression and protein data for spatial whole transcriptomics and proteomics. The CosMx™ Spatial Molecular Imager is a single-cell imaging platform powered by spatial multiomics enabling researchers to map single cells in their native environments to extract deep biological insights and novel discoveries from one experiment. The AtoMx™ Spatial Informatics Platform is a cloud-based informatics solution with advanced analytics and global collaboration capabilities, enabling powerful spatial biology insights anytime, anywhere. At the foundation of our research tools is our nCounter® Analysis System, which offers a secure way to easily profile the expression of hundreds of genes, proteins, miRNAs, or copy number variations, simultaneously with high sensitivity and precision. For more information, please visit www.nanostring.com.
Forward-Looking Statements
This press release includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this press release speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. NanoString’s forward-looking statements in this press release include, but are not limited to, statements about NanoString’s plans to sell its assets pursuant to chapter 11 of the U.S. Bankruptcy Code; NanoString’s intention to continue operations during the chapter 11 case; NanoString’s belief that the sale process will be in the best interest of NanoString and its stakeholders; NanoString’s beliefs about the outcome of litigation; and other statements regarding NanoString’s strategy and future operations, performance and prospects, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting NanoString will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond NanoString’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the chapter 11 filings on NanoString’s liquidity and results of operations; changes in NanoString’s ability to meet its financial obligations during the chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the chapter 11 process and any potential asset sale; the effect of the chapter 11 filings and any potential asset sale on NanoString’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the chapter 11 process or the potential asset sale; uncertainty regarding obtaining Bankruptcy Court approval of a sale of NanoString’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to NanoString’s stakeholders.
NanoString, NanoString Technologies, the NanoString logo, CosMx, GeoMx, AtoMx and nCounter are trademarks or registered trademarks of NanoString Technologies, Inc. in various jurisdictions.
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